ACTIVESHARES® ETF TRUST

CLEARBRIDGE FOCUS VALUE ETF

CBOE (TICKER SYMBOL): CFCV

SUPPLEMENT DATED MARCH 4, 2021 TO THE

SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 29, 2021

Effective on or about May 3, 2021, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the current sub-administrator of ClearBridge Focus Value ETF (the “Fund”), will become the Fund’s investment manager. There will be no changes to the Fund’s subadvisers, ClearBridge Investments, LLC (“ClearBridge”) and Western Asset Management Company, LLC (“Western Asset”), or to the Fund’s investment objective, investment strategies or fees, as a direct result of the change in investment manager. Similarly, the change in investment manager is not expected to result in any diminution in the nature, extent, or quality of the investment advisory services provided to the Fund.

The Board of Trustees approved a new investment management agreement with LMPFA. LMPFA will replace Precidian Funds LLC (“Precidian”), the Fund’s current investment manager. LMPFA is a registered investment adviser that serves as investment manager to other exchange-traded funds, mutual funds and closed-end funds in the Franklin Templeton funds complex. On February 9, 2021, the Securities and Exchange Commission issued an exemptive order to LMPFA and ActiveShares® ETF Trust (the “Trust”) that, among other things, permits LMPFA to manage ActiveShares® semi-transparent ETFs, including the Fund. In addition, Franklin Templeton Companies, LLC, an affiliate of LMPFA, has entered into an agreement with Precidian to license Precidian’s ActiveShares® semi-transparent ETF technology for the Fund. The current subadvisory agreements between Precidian and ClearBridge, and Precidian and Western Asset, will terminate automatically upon the termination of the current investment management agreement. The Board of Trustees approved new subadvisory agreements with ClearBridge and Western Asset to ensure continuous subadvisory services for the Fund. Legg Mason, Inc., an affiliate of LMPFA and the Fund’s subadvisers, as holder of shares of the Fund representing a majority of the voting power of the Fund, also approved the new management agreement and the new subadvisory agreements.

In addition, on or about July 1, 2021, a new Board of Trustees of the Trust will take office. The new Trustees oversee the Franklin Templeton family of exchange-traded funds. The new Trustees were nominated by the current Board of Trustees. Legg Mason, Inc., as holder of shares of the Fund representing a majority of the voting power of the Fund, elected the new Board of Trustees.

Shareholders of record on March 1, 2021 will receive an information statement that will provide additional information about the change in the Fund’s investment manager and the new Board of Trustees of the Trust.

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